Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AH

THIRTY- SEVENTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Thirty-seventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.  Customer has requested and CSG has agreed to reconfigure Customer's Advanced Customer Service Representative (“ACSR”) Voice Test Environment (******) to support Customer’s enhanced Order Management (“OM”) interface testing requirements.  Reconfiguration of **** will include (i) decommission of Customer's *** (*) existing Provisioning Database (“PDB”) instances (****** and ******), (ii) establishment of new  system principal agents within  ****, (iii) configuration and implementation of the additional Service Order Distribution Interface (“SODI”) instance to support Customer's Commercial interface testing and (iv) creation and loading of Customer’s Advanced Convergent Platform Voice (“ACPV”) backoffice baseline to support the reconfigured ****.

2.  As a result, the annual SODI maintenance fee of $*********** for each of the *** (*) SODIs within ****, pursuant to Schedule F, CSG Services, II, entitled "Interfaces," Section D (Telephony), subsection 3 (Maintenance (per *********)) of the Agreement, will be invoiced in the amount of $*********** by CSG to Customer.  Additionally, the ******* operations support fee of $******** for each of the *** (*) SODIs within ****, pursuant to Schedule F, CSG SERVICES, II.  Interfaces, D. Telephony, A. Service Order Distribution Interface, 4. Operations Support (per *********, per ******* *******) of the Agreement, will be invoiced in the amount of $********** by CSG to Customer.  Such fees will be invoiced upon completion of implementation, pursuant to that certain Statement of Work entitled "Reconfigure **** ACSR-Voice Test Environment to Support Order Management Interface Testing" (CSG document no. 2313251), of such SODI instances.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Joseph P. Murray	By: /s/ Michael J. Henderson
Title: VP Billing Ops	Title: EVP Sales & Marketing
Name: Joseph P. Murray	Name: Michael J. Henderson
Date: 1/4/13	Date: 1/7/13